NYLIM FUNDS
NYLIM FUNDS TRUST

Supplement dated September 25, 2026 (“Supplement”) to the Statement of Additional Information (“SAI”)
dated February 28, 2026, as amended and supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective immediately, the second paragraph under the bullet point entitled “Concentration” in the Additional Information Regarding Fundamental Investment Restriction subsection is deleted and replaced in its entirety with the following:

For the purposes of the Funds' fundamental investment restriction relating to concentration, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. Additionally, issuers within the semiconductors and semiconductor equipment industry will also be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry, unless their payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuer (such as private activity and revenue bonds or municipal securities backed principally from the assets or revenues of non-governmental users). For the purposes of the NYLIM MacKay Short Term Muni Fund’s and NYLIM MacKay Strategic Muni Allocation Fund's industry concentration policy, the Manager or Subadvisor may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager and the Subadvisor may, but need not, consider industry classifications provided by third parties or the staff of the SEC.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

REG-00144-09/26